INCOME TAXES	3 Months Ended
Mar. 31, 2023
Income taxes [Abstract]
INCOME TAXES	Income taxes
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity. As a Cayman Islands corporation, the Company’s domestic statutory income tax rate is 0.0%. The difference between the Company’s domestic statutory income tax rate and its effective income tax rate reflected in the income tax benefit or income tax expense is primarily due to the effect of the tax rates and permanent differences in the other jurisdictions in which the Company operates.

The effective tax rate for the three months ended March 31, 2023 and 2022 was 8.3% and 14.0%, respectively. The decrease for the three months ended March 31, 2023 compared to the prior year was primarily due to an improved mix of income in certain jurisdictions and a benefit related to Singapore tax incentives, partially offset by additional withholding tax expense accrued in the United States.